EXHIBIT 99.2

LETTER AMENDMENT

Dated as of August 30, 2001

To the banks, financial institutions
and other institutional lenders
(collectively, the “Lender Parties”)
parties to the Credit Agreement
referred to below and to
Bank of America, N.A., as
administrative agent (the “Administrative Agent”)
for the Lender Parties

Ladies and Gentlemen:

          We refer to the Amended and Restated Credit Agreement dated as of August 20, 2001 among PacifiCare Health Systems, Inc., a Delaware corporation, formerly known as N-T Holdings, Inc. (the “Borrower”), the Subsidiary Guarantors parties thereto (together with the Borrower, the “Loan Parties”), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Initial Lenders (the “Initial Lenders”), the bank listed on the signature pages thereof as the Initial Issuing Bank (the “Initial Issuing Bank” and, together with the Initial Lenders, the “Initial Lender Parties”) and the Swing Line Bank referred to therein, Banc of America Securities LLC (“Banc of America Securities”) and J.P. Morgan Securities Inc. as co-lead arrangers (the “Co-Lead Arrangers”), Banc of America Securities, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as joint book-running managers (the “Joint Book-Running Managers”), Bank of America, N.A. (“Bank of America”), as collateral agent (together with any successor collateral agent appointed pursuant to Article VII thereto, the “Collateral Agent”), and Bank of America, as administrative agent (together with any successor administrative agent appointed pursuant to Article VII thereto, the “Administrative Agent” and, together with the Collateral Agent, the “Agents”) for the Lender Parties thereto (such Amended and Restated Credit Agreement, as amended hereby and as otherwise amended, amended and restated, supplemented or modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Letter Amendment have the meanings specified in the Credit Agreement.

          We hereby request that you agree to amend Section 5.02(k) to the Credit Agreement in its entirety to read as follows:

"(k) Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make

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any payment in violation of any subordination terms of, any Debt, except (i) the prepayment of the Advances in accordance with the terms of this Agreement, (ii) regularly scheduled or required repayments or redemptions of Debt permitted under Section 5.02(b) and (iii) any exchange of the 7% Senior Notes for common Equity Interests of the Borrower, or amend, modify or change in any manner any term or condition of any Surviving Debt or the 7% Senior Notes, other than any amendment, modification or change which could not be reasonably likely to have a Material Adverse Effect, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.”

          The provisions of this Letter Amendment shall become effective as of the date first above written, provided, however, that the Administrative Agent shall have first received (i) counterparts of this Letter Amendment executed by the Borrower and the Required Lenders and (ii) counterparts of the Consent to this Letter Amendment executed by each Subsidiary Guarantor.

          The Borrower hereby confirms that on and as of the date hereof and after giving effect to the terms of this Letter Amendment (i) the representations and warranties contained in the Loan Documents are correct in all material respects (other than any such representations and warranties, that, by their terms, refer to a specific date), and (ii) no event has occurred and is continuing which constitutes a Default.

          The Credit Agreement and each of the other Loan Documents, except to the extent they are modified by the amendment specifically set forth above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

          If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts first via facsimile then by mail to Laurie Kolpinski at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, facsimile (212) 893-0425.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

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          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

PACIFICARE HEALTH SYSTEMS, INC., as Borrower

By	/s/ Coy F. Baugh

Title:	VP Treasurer

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and as Initial Lender

By	/s/ Joseph L. Corah

Title:	Principal

Initial Lenders

AIB INTERNATIONAL FINANCE

By	/s/ Ronan G. O’Neill

Title:	Director

THE BANK OF NEW YORK

By	/s/ Rebecca K. Levine

Title:	Vice President

THE BANK OF NOVA SCOTIA

By	/s/ R. P. Reynolds

Title:	Director

BANK ONE NA

By	/s/ Dennis Warren

Title:	First Vice President

BNP PARIBAS

By	/s/ Duane P. Helkow

Title:	Director

By	/s/ Shayn P. March

Title:	Vice President

THE CHASE MANHATTAN BANK

By	/s/ Dawn Lee Lum

Title:	Vice President

CIBC INC.

By	/s/ Terence Moore

Title:	Executive Director

CITIBANK DELAWARE

By	/s/ Dennis Bermack

Title:	Vice President

CITIBANK, N.A.

By	/s/ Dennis Bermack

Title:	Vice President

CREDIT LYONNAIS

By	/s/ C. Heidsieck

Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON

By	/s/ William S. Lutkins

Title:	Vice President

By	/s/ David M. Koczan

Title:	Assistant Vice President

THE DAI-ICHI KANGYO BANK, LTD.

By	/s/ JOHN SNEED

Title:	Senior Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By	/s/ V. Timiraos

Title:	Joint General Manager

INTESABCI-NEW YORK BRANCH

By	/s/ Frank Maffei

Title:	Vice President

By	/s/ J. Dickerhof

Title:	Vice President

MORGAN GUARANTY TRUST COMPANY

By	/s/ William Ingrassia

Title:	Vice President

SOCIETE GENERALE

By	/s/ Richard Bernal

Title:	Director

SUMITOMO MITSUI BANKING CORP.

By	/s/ Al Galluzzo

Title:	Senior Vice President

SUNTRUST BANK

By	/s/ William D. Priester

Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Bette McCole

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Lucy Nixon

Title:	Vice President

CONSENT

Dated as of August 30, 2001

     Each of the undersigned, as Subsidiary Guarantors under the Credit Agreement dated as of August 20, 2001 (the “Credit Agreement”) in favor of the Lender Parties to the Credit Agreement referred to in the foregoing Letter Amendment dated as of the date hereof, hereby consent to the said Letter Amendment and hereby confirm and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Letter Amendment, each reference in the Credit Agreement to the Loan Documents or any “thereof”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by the said Letter Amendment.

[Signature pages follow]

          IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PACIFICARE HEALTH PLAN ADMINISTRATORS, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

PACIFICARE eHOLDINGS, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

SENIORCO, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

RxCONNECT ACQUISITION CORPORATION, as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

Rx SOLUTIONS, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

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PACIFICARE BEHAVIORAL HEALTH, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Assistant Treasurer

SECUREHORIZONS USA, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

PACIFICARE VENTURES, INC., as Subsidiary Guarantor

By	/s/ Coy F. Baugh

Title:	Treasurer

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